Exhibit (s)

Power of Attorney

I, Eitan Arbeter, of 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Flexible Credit Income Fund (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Fund and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Eitan Arbeter
Name:	Eitan Arbeter
Title:	Trustee
Date:	6/26/2024

Power of Attorney

I, Kathleen M. Burke, of 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Flexible Credit Income Fund (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Fund and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Kathleen M. Burke
Name:	Kathleen M. Burke
Title:	Trustee
Date:	6/26/2024

Power of Attorney

I, Adam B. Kertzner, of 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Flexible Credit Income Fund (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Fund and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Adam B. Kertzner
Name:	Adam B. Kertzner
Title:	Trustee
Date:	6/26/2024

Power of Attorney

I, Mark Manoff, of 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Flexible Credit Income Fund (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Fund and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Mark Manoff
Name:	Mark Manoff
Title:	Trustee
Date:	6/26/2024

Power of Attorney

I, Jonathan Morgan, of 1 Vanderbilt Avenue, 16th Floor, New York, NY 10017, hereby appoint Eric Muller, Gregory S. Rubin, Adam Hahn, Gerard Waldt, Andrew Winer, and Grove Stafford as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of T. Rowe Price OHA Flexible Credit Income Fund (the “Fund”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service as a Trustee of the Fund and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jonathan Morgan
Name:	Jonathan Morgan
Title:	Trustee
Date:	6/26/2024